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                      RYDEX CAPITAL PARTNERS SPHINX FUND

                     SUPPLEMENT DATED MAY 26, 2004 TO THE
     RYDEX CAPITAL PARTNERS SPHINX FUND'S PROSPECTUS, DATED MAY 30, 2003,
                        AS SUPPLEMENTED MARCH 15, 2004

This supplement provides new and additional information relating to the Rydex Capital Partners SPhinX Fund (the "Fund") beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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The following paragraph will replace the existing paragraph in Appendix C on page C-1 of the Prospectus:

     SALES LOAD WAIVERS

           The sales load for Rydex Capital Partners SPhinX Fund (the "Fund") is waived for certain types of investors. Rydex Distributors, Inc. (the "Distributor") currently waives sales loads for purchases of shares in the Fund ("Shares") by or on behalf of:

     (i) dealers, brokers or banks that have entered into an agreement with the Distributor and that are purchasing Shares on behalf of their customers or clients or are purchasing shares for their own account;

     (ii) investment advisors and financial planners that are purchasing Shares on behalf of their customers or clients, and that charge a fee for their services;

     (iii) retirement and deferred compensation plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code, but not including IRA or SEP IRA accounts), and trusts used to fund those plans;

     (iv)  shareholders who (a) purchase Shares directly from the Fund, and
           (b) maintain a Share balance within an account that was opened prior to May 31, 2004, provided that new Share purchases are made within this same account.

           To receive a sales load waiver in accordance with the above provision, an investor must, at the time of purchase, give the selling agent sufficient information to permit confirmation of the qualification. Notwithstanding any waiver of sales load, investors must meet the eligibility requirements set forth in the Fund's prospectus.

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                        PLEASE RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE